                                   EXHIBIT A
                                   ---------

                           Agreement of Joint Filing
                           -------------------------

     The undersigned hereby agree that a single Schedule 13G (or any amendment thereto) relating to the Common Stock of Capstone Turbine Corporation shall be filed on behalf of each of the undersigned and that this Agreement shall be filed as an exhibit to such Schedule 13G.

Dated: February 14, 2001


SEVIN ROSEN FUND IV L.P.                /s/ John V. Jaggers
                                        ----------------------------------------
By SRB ASSOCIATES IV L.P.,              Signature
Its General Partner

                                        John V. Jaggers
                                        General Partner


SRB ASSOCIATES IV L.P.                  /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature


                                        John V. Jaggers
                                        General Partner


SEVIN ROSEN FUND V L.P.                 /s/ John V. Jaggers
                                        ----------------------------------------
By SRB ASSOCIATES V L.P.,               Signature
Its General Partner

                                        John V. Jaggers
                                        General Partner


SEVIN ROSEN V AFFILIATES FUND L.P.      /s/ John V. Jaggers
                                        ----------------------------------------
By SRB ASSOCIATES V L.P.,               Signature
Its General Partner

                                        John V. Jaggers
                                        General Partner


SRB ASSOCIATES V L.P.                   /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature


                                        John V. Jaggers
                                        General Partner
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                                                                   Page 26 of 28

SEVIN ROSEN FUND VII L.P.               /s/ John V. Jaggers
                                        ----------------------------------------
By SRB ASSOCIATES VII L.P.,             Signature
Its General Partner

                                        John V. Jaggers
                                        General Partner


SEVIN ROSEN VII AFFILIATES FUND L.P.    /s/ John V. Jaggers
                                        ----------------------------------------
By SRB ASSOCIATES VII L.P.,             Signature
Its General Partner

                                        John V. Jaggers
                                        General Partner


SRB ASSOCIATES VII L.P.                 /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature



                                        John V. Jaggers
                                        General Partner



JON W. BAYLESS                          /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature



                                        John V. Jaggers
                                        Attorney-In-Fact


STEPHEN M. DOW                          /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature



                                        John V. Jaggers
                                        Attorney-In-Fact


STEPHEN L. DOMENIK                      /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature


                                        John V. Jaggers
                                        Attorney-In-Fact
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                                                                   Page 27 of 28

JOHN V. JAGGERS                         /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature



JACKIE R. KIMZEY                        /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature


                                        John V. Jaggers
                                        Attorney-In-Fact


CHARLES H. PHIPPS                       /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature


                                        John V. Jaggers
                                        Attorney-In-Fact


JENNIFER GILL ROBERTS                   /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature



                                        John V. Jaggers
                                        Attorney-In-Fact


DAVID A. SHRIGLEY                       /s/ John V. Jaggers
                                        ----------------------------------------
                                        Signature



                                        John V. Jaggers
                                        Attorney-In-Fact